Exhibit 99.2
UNS Energy Corporation
1st Quarter 2013 Supplemental Earnings Information
As of April 29, 2013

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UNS Energy and TEP O&M	3
TEP Operating Statistics	4
TEP Margin Revenues	5
UNS Electric Operating Statistics	6
UNS Gas Operating Statistics	7
Basic & Diluted Shares Outstanding	8
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 1ST QUARTER EARNINGS VARIANCE EXPLANATION

1st Quarter 2012 UNS Energy Net Income					$6.5
	1st Quarter		Change
TEP	2013	2012	Pre-Tax	After Tax
	Millions of Dollars
Utility Gross Margin Components:
Retail Margin Revenues (1)	$109.9	$105.4	$4.5	$2.7
L-T Wholesale Margin Revenues (1)	2.3	1.9	0.4	0.2
Transmission Revenues	3.8	3.9	(0.1)	(0.1)
Total	116.0	111.2	4.8	2.9
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.4	5.6	(0.2)	(0.1)
Expenses:
Base O&M (1)	60.5	60.6	(0.1)	(0.1)
Depreciation	28.6	27.5	1.1	0.7
Amortization	9.2	9.6	(0.4)	(0.2)
Total Other Deductions (Income)	—	(1.0)	1.0	0.6
Total Interest Expense	20.0	22.3	(2.3)	(1.4)
Other Line Item Changes	0.3	1.3	(1.0)	(0.6)
Income Tax Expense (Benefit)	1.3	(2.0)	NM	3.3
TEP Net Income (Loss) (GAAP)	$1.5	$(1.5)	NM	$3.0
Change in TEP Net Income					3.0
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$2.3	$2.9	NM	$(0.6)
UNS Gas Net Income	7.4	5.4	NM	2.0
Millennium Energy Holdings Net Income	0.2	0.8	NM	(0.6)
Other and Consolidating Adjustments	(0.1)	(1.1)	NM	1.0
Total Net Income (Loss) from Other Business Segments and Consolidating Adjustments	$9.8	$8.0	NM	$1.8
Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					1.8
1st Quarter 2013 UNS Energy Net Income					$11.3

(1) Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See the following pages for a reconciliation of these non-GAAP measures.

UNS ENERGY AND TEP O&M

UNS Energy	1st Quarter
O&M Components	2013	2012
	Millions of Dollars
UNS Energy Base O&M (Non-GAAP) (1)	$69.3	$69.0
Reimbursed O&M Related to Springerville Units 3 and 4	13.8	13.3
O&M Related to Customer-funded Renewable Energy and DSM Programs	6.8	12.0
UNS Energy O&M (GAAP)	$89.9	$94.3

TEP	1st Quarter
O&M Components	2013	2012
	Millions of Dollars
TEP Base O&M (Non-GAAP) (1)	$60.5	$60.6
O&M Included in Other Expense	(1.8)	(0.9)
Reimbursed O&M Related to Springerville Units 3 and 4	13.8	13.3
O&M Related to Customer-funded Renewable Energy and DSM Programs	5.3	9.5
TEP O&M (GAAP)	$77.8	$82.5
(1) Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

TEP—OPERATING STATISTICS

	Three Months Ended March 31,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	369,785	367,405	2,380	0.6%
Commercial	36,211	36,198	13	—%
Industrial	627	634	(7)	(1.1)%
Mining	2	2	—	—%
Other	62	62	—	—%
Total	406,687	404,301	2,386	0.6%
RETAIL SALES—MWH
Residential	792,981	730,339	62,642	8.6%
Commercial	402,668	395,571	7,097	1.8%
Industrial	473,449	468,953	4,496	1.0%
Mining	269,659	272,979	(3,320)	(1.2)%
Other	56,712	50,200	6,512	13.0%
Total	1,995,469	1,918,042	77,427	4.0%
RETAIL USAGE—KWH/CUSTOMER
Residential	2,144	1,988	156	7.8%
Commercial	11,120	10,928	192	1.8%
Industrial	755,102	739,674	15,428	2.1%
Mining	134,829,500	136,489,500	(1,660,000)	(1.2)%
Other	914,710	809,677	105,033	13.0%
Total	4,907	4,744	163	3.4%
WEATHER—HEATING DEGREE DAYS
Actual	953	739	214	29.0%
10-Year Average	821	795
% Change Actual vs. 10-Year Avg.	16.1%	(7.0)%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$32.00	$24.96	$7.04	28.2%
Off Peak	$26.58	$19.18	$7.40	38.6%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.41	$2.39	$1.02	42.7%

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended March 31,
	2013	2012	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Retail Margin Revenues:(1)
Residential	$49.9	$46.1	3.8	8.2%
Commercial	31.3	30.7	0.6	2.0%
Industrial	19.4	19.6	(0.2)	(1.0)%
Mining	6.5	6.5	—	—%
Other	2.8	2.5	0.3	12.0%
Total	$109.9	$105.4	$4.5	4.3%
RES & DSM Revenues	10.7	11.8	(1.1)	(9.3)%
Fuel and Purchased Power Revenues	64.3	49.1	15.2	31.0%
Total Retail Revenues	$184.9	$166.3	$18.6	11.2%
RETAIL REVENUES—CENTS / KWH
Average Retail Margin Rate (Cents/kWh):
Residential	6.29	6.31	(0.02)	(0.3)%
Commercial	7.77	7.76	0.01	0.1%
Industrial	4.10	4.18	(0.08)	(1.9)%
Mining	2.41	2.38	0.03	1.3%
Other	4.94	4.98	(0.04)	(0.8)%
Average Retail Margin Revenue	5.51	5.50	0.01	0.2%
Average RES & DSM Revenue	0.54	0.62	(0.08)	(12.9)%
Average Fuel and Purchased Power Revenue	3.22	2.56	0.66	25.8%
Total Average Retail Revenue	9.27	8.68	0.59	6.8%
LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS(2)
Long-Term Wholesale Margin Revenues (Non-GAAP)	$2.3	$1.9	$0.4	21.1%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	5.5	4.8	0.7	14.6%
Long-Term Wholesale Revenues	$7.8	$6.7	$1.1	16.4%
Wholesale Transmission Revenues	3.8	3.9	(0.1)	(2.6)%
Short-term Wholesale Revenues	22.8	19.2	3.6	18.8%
Electric Wholesale Sales (GAAP)	$34.4	$29.8	$4.6	15.4%
(1) Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.
(2) Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended March 31,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,340	80,789	551	0.7%
Commercial	10,532	10,417	115	1.1%
Industrial	19	21	(2)	(9.5)%
Mining	2	2	—	—%
Other	532	436	96	22.0%
Total	92,425	91,665	760	0.8%
RETAIL SALES—MWH
Residential	190,212	170,698	19,514	11.4%
Commercial	127,625	131,061	(3,436)	(2.6)%
Industrial	42,349	53,242	(10,893)	(20.5)%
Mining	13,200	27,602	(14,402)	(52.2)%
Other	555	430	125	29.1%
Total	373,941	383,033	(9,092)	(2.4)%
RETAIL USAGE—KWH/CUSTOMER
Residential	2,338	2,113	225	10.6%
Commercial	12,118	12,581	(463)	(3.7)%
Industrial	2,228,895	2,535,333	(306,438)	(12.1)%
Mining	6,600,000	13,801,000	(7,201,000)	(52.2)%
Other	1,043	986	57	5.8%
Total	4,046	4,179	(133)	(3.2)%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$7.3	$6.6	$0.7	10.6%
Commercial	6.2	6.3	(0.1)	(1.6)%
Industrial	2.0	2.3	(0.3)	(13.0)%
Mining	1.4	1.7	(0.3)	(17.6)%
Other	0.1	0.1	—	—%
Total Retail Margin Revenues (Non-GAAP)(1)	$17.0	$17.0	$—	—%
RES & DSM Revenues	1.7	2.8	(1.1)	(39.3)%
Fuel and Purchased Power Revenues	17.3	19.3	(2.0)	(10.4)%
Total Retail Revenues	$36.0	$39.1	$(3.1)	(7.9)%
WEATHER—HEATING DEGREE DAYS
Actual	1,160	1,015	145	14.3%
10-Year Average	1,102	1,114
% Change Actual vs. 10-Year Avg.	5.3%	(8.9)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS GAS —OPERATING STATISTICS

	Three Months Ended March 31,
	2013	2012	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	136,438	135,085	1,353	1.0%
Commercial	11,484	11,368	116	1.0%
Industrial	22	22	—	—%
All Other	1,116	1,120	(4)	(0.4)%
Total	149,060	147,595	1,465	1.0%
RETAIL SALES—THOUSANDS OF THERMS
Residential	34,887	30,758	4,129	13.4%
Commercial	11,750	10,803	947	8.8%
Industrial	730	613	117	19.1%
All Other	3,144	2,853	291	10.2%
Total	50,511	45,027	5,484	12.2%
RETAIL USAGE—THERMS/CUSTOMER
Residential	256	228	28	12.3%
Commercial	1,023	950	73	7.7%
Industrial	33,182	27,864	5,318	19.1%
All Other	2,817	2,547	270	10.6%
Total	339	305	34	11.1%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$15.8	$13.9	$1.9	13.7%
Commercial	4.0	3.5	0.5	14.3%
All Other	1.0	0.9	0.1	11.1%
Total Retail Margin Revenues (Non-GAAP)(1)	$20.8	$18.3	$2.5	13.7%
DSM Revenues	0.3	0.1	0.2	N/M
Transport/NSP Revenues	4.3	3.7	0.6	16.2%
Fuel Revenues Recovered from Customers	26.0	28.5	(2.5)	(8.8)%
Total Gas Revenues	$51.4	$50.6	$0.8	1.6%
WEATHER—HEATING DEGREE DAYS
Actual	2,188	2,013	175	8.7%
10-Year Average	2,096	2,103
% Change Actual vs. 10-Year Avg.	4.4%	(4.3)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended March 31,
	2013	2012
	Thousands of Dollars
Numerator:
Net Income	$11,345	$6,476
Income from Assumed Conversion of Convertible Senior Notes	—	—
Adjusted Numerator	$11,345	$6,476
Denominator:
Weighted-Average Shares of Common Stock Outstanding:
Common Shares Issued	41,381	37,893
Participating Securities	—	—
Fully Vested Deferred Stock Units	159	138
Total Weighted-Average Shares of Common Stock Outstanding and Participating Securities—Basic	41,540	38,031
Effect of Dilutive Securities:
Convertible Senior Notes	—	—
Options and Stock Issuable Under Share-Based Compensation Plans	335	290
Total Shares—Diluted	41,875	38,321

We excluded the following contingently issuable shares and outstanding options, with an exercise price above market, from our diluted computation as their effect would be anti-dilutive:

	Three Months Ended March 31,
	2013	2012
	Thousands of Shares
Shares from Potential Conversion of Convertible Senior Notes	—	3,340
Stock Options	—	101
Restricted Stock Units	24	—
Total Anti-Dilutive Shares Excluded from the Diluted EPS Computation	24	3,441